MW CAPITAL MANAGEMENT FUNDS



                       [GRAPHIC OMITTED][GRAPHIC OMITTED]



              METROPOLITAN WEST CAPITAL INTRINSIC VALUE EQUITY FUND
               METROPOLITAN WEST CAPITAL INTERNATIONAL VALUE FUND




                                  ANNUAL REPORT

                                  June 30, 2002



                               ------------------

                    Metropolitan West Capital Management, LLC
                               Investment Adviser

                               METROPOLITAN WEST
                            CAPITAL MANAGEMENT, LLC
                       [GRAPHIC OMITTED][GRAPHIC OMITTED]


                           MW CAPITAL MANAGEMENT FUNDS



TABLE OF CONTENTS
--------------------------------------------------------------------------------

Shareholder Letters and Comments from Investment Adviser
                  Intrinsic Value Equity Fund..................................1
                  International Value Fund.....................................3

Performance Benchmarks.........................................................6

Schedules of Investments
                  Intrinsic Value Equity Fund..................................8
                  International Value Fund....................................11

Statements of Assets and Liabilities..........................................15

Statements of Operations......................................................16

Statements of Changes in Net Assets
                  Intrinsic Value Equity Fund.................................17
                  International Value Fund....................................18

Financial Highlights
                  Intrinsic Value Equity Fund.................................19
                  International Value Fund....................................20

Notes to Financial Statements.................................................21

Report of Independent Accountants.............................................27

July 12, 2002



Dear Shareholder:


The first two quarters of 2002 have clearly been a difficult period for stocks and continue a downturn that began over two years ago. The Standard & Poor's 500 Stock Index declined in both 2000 and 2001 and was down -13.16% for the first six months of 2002. The last time U.S. equity investors saw three consecutive years of negative returns was 1939-41.

Against this negative backdrop, the Intrinsic Value Equity Fund has performed very well, declining only -6.40% for the first six months of 2002. By comparison, the average Large Cap Value mutual fund as reported by Lipper was down -9.21% for the six months.

The Intrinsic Value Approach

Intrinsic Value is our measurement of the true worth of a company. It may be calculated in a variety of ways for different industries or stocks. One measurement we use is "CFROIC" -- cash flow return on invested capital. If a prudent investor could purchase the entire outstanding equity and debt of a business and manage that company to generate cash profits, what would be the cash-on-cash return of that investment? We use at least a three-year time frame for our calculations (to eliminate cyclical factors) and do not rely on growth in our analysis. We then compare this cash flow return on invested capital to alternative investment vehicles, adjust for risk and uncertainty and calculate the intrinsic value of the enterprise. If the resultant value is higher than the current stock price and we have conviction that catalysts exist to close the valuation gap, we consider the company's stock for investment. We also evaluate a variety of other measures including calculation of break-up value and enterprise value to EBITDA.

The current environment is one in which our "hands-on" fundamental approach to investing is more important than ever. We conduct an exhaustive analysis of every company in which we invest. We go through each operation and spend time with management; we talk to the company's suppliers and competitors. Our objective is to identify high-quality, well-managed and ethically run businesses that we can buy at a discount to their intrinsic value. We believe a diversified portfolio of these businesses should perform well over our investment time horizon of three years and longer.

Portfolio Activity

Two additions since March 31, 2002 to the Intrinsic Value Equity Fund include:

Valero Energy is one of the largest oil refiners in the U.S. with 12 refineries, an interstate gas pipeline and 4,600 gas stations under several brands, including Valero, Ultramar and Total. After nearly two decades of excess capacity, we believe that demand for gasoline in this country has caught up with supply. With little prospect for new refineries due to environmental and permitting restrictions, if Americans keep driving their cars (and gas-guzzling
SUVs) and delivering goods by truck, capacity could tighten further and allow refining companies to increase their profitability. While the industry continues to experience cycles, we believe Valero is uniquely positioned to benefit from the favorable long-term trends.

Boeing is the world's largest manufacturer of large commercial aircraft and one of this country's biggest defense contractors. While the events of September 11 exacerbated a down cycle in aircraft, the company has planned well and remains far more profitable in this cycle than in previous ones. FREE cash flow generation is 8% of total market capitalization, and the defense business is clearly benefiting from some of the same trends that are hurting the commercial business. Selling at only 10 times our estimate of normalized earnings for 2002, we believe the stock is a compelling long-term investment.

Looking Ahead

The stock market or markets can go to extremes on both the upside and the downside. In the tug-of-war between greed and fear, fear has been in control for some time now. The negatives that have depressed the markets, such as terrorism and corporate scandals are already known and discounted (maybe overly so) in current market valuations. Over the next year, we may see a more positive environment develop -- one with expanding global economic growth, increased business capital spending, improving corporate earnings and maybe some POSITIVE surprises. Our job, however, is not to try and predict when the broad market will turn around. No one really knows! Instead, we will continue to focus on owning what we believe are high-quality businesses that are selling at historically low prices. We are convinced that our shareholders will be well rewarded with this approach over the coming years.


Sincerely,
[GRAPHIC OMITTED][GRAPHIC OMITTED]

/s/ Gary W. Lisenbee
----------------------
Gary W. Lisenbee
President


                               METROPOLITAN WEST
                            CAPITAL MANAGEMENT, LLC

                       [GRAPHIC OMITTED][GRAPHIC OMITTED]

July 12, 2002



Dear Shareholder:


While the first six months of 2002 have been a difficult period for stocks globally, foreign equity markets have generally outperformed the U.S. Market. A strong rally in foreign currencies has also mitigated declines for those markets year-to-date as measured in U.S. dollars. The International Value Fund declined by -3.60% for the first six months as compared to MSCI EAFE's -1.62% decline.

Global Markets and Economies

Japan is one of the few industrialized stock markets worldwide to be showing gains so far this year. We believe this marks the beginning of what could be a sustained upward move in Japan's stock market.

During the 1990's, while the rest of the world pointed out Japan's ills, little was done to combat issues of deflation, excess regulation and a weak financial system. It wasn't until the latter part of the decade that the "average" person on Japan's streets even acknowledged there was a problem. That has changed. The slow but persistent rise in the unemployment rate in Japan has lead to a widespread "call for action." The following chart shows that the Bank of Japan is heeding the call.

                            Excess Liquidity in Japan
                               (percentage points)
                       [GRAPHIC OMITTED][GRAPHIC OMITTED]

[The graph illustrates Excess Liquidity in Japan (percentage points)]
Source: Lehman Brothers.


This chart depicts the excess liquidity in Japan's financial system. This is the difference between the year-on-year rate of growth in the money supply and industrial production. Note that it hasn't been since the late 1970s that money supply growth has so exceeded economic growth. Since there is a strong correlation between liquidity growth and consumer spending, Japanese consumers could, over time, begin to spend more of their built-up savings. This would lead to overall economic growth, improvement in sentiment and, most importantly, a healthier and more robust banking and financial system.

European stocks (as measured in U.S. dollars) could rise. This is partly explained by our expectation for a strengthening euro. Tracy Herrick, Chief Economist at Jeffries and Company, stated that "...it now appears that the recent slide of the U.S. dollar is probably the beginning of a longer-term decline. The reasons for a dollar retreat are (1) an overvalued position on the basis of purchasing power parity, (2) a rising current account deficit, and (3) long-term money supply growth in excess of an expansion of output."

With the euro-conversion now complete, European companies may begin to reap the rewards of a common currency and the world could view the euro as a viable alternative to the dollar.

Restructuring in Foreign Markets

U.S. industry went through massive restructuring in the 1990's, which led to large gains in productivity, innovation and profitability. This contributed to substantial stock price gains. The rest of the world has learned from this and is now beginning a restructuring of its own. We have started seeing this in Europe, Asia and elsewhere. Consider Matsushita Electric Industrial of Japan ("MEI"). Heretofore the company was comprised of six separate businesses, each with its own manufacturing, R&D, sales, overhead and even stock market listing. MEI recently announced that it would dissolve that inefficient structure and combine all entities into one focused enterprise. We believe this will unlock substantial value and offer investors an unprecedented opportunity for profits.

Portfolio Activity

Two additions since March 31, 2002 to the International Value Fund include:

KLM Royal Dutch Airlines' stock is back to a valuation level that we believe fully reflects all the bad news about the slowdown in global air travel. Yet the stock may not reflect many potential future positives. These include: (1) European air traffic has held up better than that in the U.S. and has rebounded since late last year; (2) Buss and Basic, KLM's "low-cost" carriers, are rapidly adding capacity and are now the third largest in Europe; and (3) the company has clearly stated that industry consolidation is necessary and would welcome a combination with another carrier. KLM's attempt to combine with British Airways two years ago would have resulted in a much higher valuation than is recognized by today's stock price. We thus consider KLM's stock to be significantly undervalued and believe it is likely to appreciate as air traffic conditions improve (and perhaps even if they don't).

Suez SA, since its merger creation in 1997, has refocused from a Belgo-French conglomerate to become a global utility leader in electric energy, water services and waste management. It has the unique ability to manage large utility assets for both public (municipalities) and private (corporations) entities. Its businesses earn operating profit margins in excess of 12%, and we believe Suez can generate 12 billion euros in FREE cash flow over the next five years. Thus, with our investment time horizons, more than 40% of its current market capitalization will be available for dividends, share repurchases acquisitions and other shareholder-enhancing initiatives.

Closing Comments

The stock market or markets can go to extremes on both the upside and the downside. In the tug-of-war between greed and fear, fear has been in control for some time now. The negatives that have depressed the markets, such as terrorism and corporate scandals are already known and discounted (maybe overly so) in current market valuations. Over the next year, we may see a more positive environment develop - one with expanding goal economic growth, increased business capital spending, improving corporate earnings and maybe some POSITIVE surprises. Our job, however, is not to try and predict when the broad market will turn around. No one really knows! Instead, we will continue to focus on owning what we believe are high-quality businesses that are selling at historically low prices. We are convinced that or shareholders will be well rewarded with this approach over the coming years.

Sincerely,
[GRAPHIC OMITTED][GRAPHIC OMITTED]

/s/ Gary W. Lisenbee
----------------------
Gary W. Lisenbee
President



           Metropolitan West Capital Intrinsic Value Equity Fund              S&P 500 Index
12/28/01                        10,000                                           10,000
1/31/02                          9,790                                            9,854
2/28/02                          9,790                                            9,664
3/31/02                         10,210                                           10,027
4/30/02                         10,040                                            9,420
5/31/02                         10,210                                            9,350
6/30/02                          9,360                                            8,684



                                                                     Total Returns
                                                                   Period Ended June 30, 2002
                                                        ----------------------------------------
                                                                         Since
                                                                      Inception^
Metropolitan West Capital Intrinsic Value Equity Fund                   (6.40%)
S&P 500 Index+                                                         (14.13%)


-----------------------
^ The Fund commenced operations on December 28, 2001.
Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+ The S&P 500 Index is an unmanaged index that includes the reinvestment of dividends but does not include adjustments for brokerage, custodian and advisory fees. This index is generally considered representative of the U.S. large capitalization market.



               Metropolitan West Capital International Value Fund              MSCI EAFE Index
12/28/01                                   10,000                                10,000
1/31/02                                     9,560                                 9,469
2/28/02                                     9,580                                 9,535
3/31/02                                     9,970                                10,097
4/30/02                                     9,980                                10,117
5/31/02                                    10,130                                10,246
6/30/02                                     9,640                                 9,838




                                                                     Total Returns
                                                                   Period Ended June 30, 2002
                                                        ----------------------------------------
                                                                         Since
                                                                      Inception^
Metropolitan West Capital International Value Fund                      (3.60%)
MSCI EAFE Index*                                                        (1.10%)


-----------------------
^ The Fund commenced operations on December 28, 2001.
Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

MW Capital Management Funds
Metropolitan West Capital Intrinsic Value Equity Fund
SCHEDULE OF INVESTMENTS
at June 30, 2002

      Shares                                                  Value
---------------------------------------------------------------------------

COMMON STOCKS: 92.4%

Aerospace/Defense: 7.1%
       1,600    Raytheon Company                                   $65,200
       1,100    The Boeing Company                                  49,500
                                                        -------------------
                                                                   114,700
                                                        -------------------
Banking: 5.1%
       4,800    Mitsubishi Tokyo Financial ADR                      32,640
       1,000    Wells Fargo & Company                               50,060
                                                        -------------------
                                                                    82,700
                                                        -------------------

Chemicals: 6.1%
       1,600    Cytec Industries, Inc.*                             50,304
       1,400    The Dow Chemical Company                            48,132
                                                        -------------------
                                                                    98,436
                                                        -------------------

Computers: 7.7%
       2,500    Apple Computer, Inc.                                44,300
         500    IBM                                                 36,000
       1,300    NCR Corp.*                                          44,980
                                                        -------------------
                                                                   125,280
                                                        -------------------

Cosmetics/Personal Care: 3.4%
       1,600    The Gillette Company                                54,192
                                                        -------------------

Diversified Financial Services: 2.7%
         600    Goldman Sachs Group, Inc.                           44,010
                                                        -------------------

Electric: 3.3%
       2,000    PG&E Corp.*                                         35,780
       2,300    Sierra Pacific Resources                            17,940
                                                        -------------------
                                                                    53,720
                                                        -------------------

Electrical Components & Equipment: 1.9%
       1,100    Molex, Inc. Class A                                 30,173
                                                        -------------------

MW Capital Management Funds
Metropolitan West Capital Intrinsic Value Equity Fund
SCHEDULE OF INVESTMENTS
at June 30, 2002 - (Continued)

      Shares                                                  Value
---------------------------------------------------------------------------

Food: 3.1%
       2,500    Kroger Company*                                    $49,750
                                                        -------------------

Healthcare-Products: 3.2%
       1,500    Alcon, Inc.*                                        51,375
                                                        -------------------

Home Furnishings: 2.4%
       2,800    Matsushita Electric Industrial ADR                  38,724
                                                        -------------------

Insurance: 9.3%
         700    Chubb Corp.                                         49,560
       1,200    Cincinnati Financial Corp.                          55,836
       1,800    ING Groep N.V. ADR                                  45,774
                                                        -------------------
                                                                   151,170
                                                        -------------------

Iron/Steel: 2.2%
       1,300    Posco ADR                                           35,451
                                                        -------------------

Media: 2.0%
       1,000    Clear Channel Communications, Inc.*                 32,020
                                                        -------------------

Miscellaneous Manufacturer: 6.6%
         400    3M Company                                          49,200
       1,300    Honeywell International, Inc.                       45,799
         900    Tyco International Ltd.                             12,159
                                                        -------------------
                                                                   107,158
                                                        -------------------

Office/Business Equipment: 1.7%
       4,000    Xerox Corp.*                                        27,880
                                                        -------------------

Oil & Gas: 7.0%
         350    Chevron Texaco Corp.                                30,975
         800    Phillips Petroleum Company                          47,104
         950    Valero Energy Corp.                                 35,549
                                                        -------------------
                                                        -------------------
                                                                   113,628
                                                        -------------------

Oil & Gas Services: 2.9%
       1,100    Weatherford International Ltd.*                     47,520
                                                        -------------------

MW Capital Management Funds
Metropolitan West Capital Intrinsic Value Equity Fund
SCHEDULE OF INVESTMENTS
at June 30, 2002 - (Continued)

      Shares                                                  Value
---------------------------------------------------------------------------

Pharmaceuticals: 3.0%
       1,200    Astrazeneca Plc ADR                                $49,200
                                                        -------------------

Retail: 2.7%
       2,000    JC Penney Co, Inc. Holding Company                  44,040
                                                        -------------------

Savings & Loans: 2.3%
       1,000    Washington Mutual, Inc.                             37,110
                                                        -------------------

Semiconductors: 1.1%
         700    STMicroelectronics ADR                              17,031
                                                        -------------------

Telecommunications: 5.6%
         200    Alcatel ADR                                          1,422
       3,000    Motorola, Inc.                                      43,260
       1,500    SBC Communications, Inc.                            45,750
                                                        -------------------
                                                                    90,432
                                                        -------------------

TOTAL COMMON STOCKS
       (cost $1,551,195)                                         1,495,700
                                                        -------------------

Principal Amount                                              Value
---------------------------------------------------------------------------

SHORT-TERM INVESTMENT: 28.8%
    $464,931    Federated Cash Trust Treasury
                 Money Market (cost $464,931)                     $464,931
                                                        -------------------

TOTAL INVESTMENT IN SECURITIES
     (cost $2,016,126): 121.2%                                   1,960,631
Liabilities in excess of Other Assets: (21.2%)                    (343,535)
                                                        -------------------

NET ASSETS: 100.0%                                              $1,617,096
                                                        ===================


* Non-income producing security.


MW Capital Management Funds
Metropolitan West Capital International Value Fund
SCHEDULE OF INVESTMENTS BY COUNTRY
at June 30, 2002

          Shares                                               Value
----------------------------------------------------------------------------

COMMON STOCKS: 96.8%

Australia: 2.6%
           1,700    News Corp. Ltd ADR                             $38,981
                                                        --------------------

Canada: 2.8%
             600    Magna International                             41,310
                                                        --------------------

Denmark: 2.7%
           2,800    TDC A/S ADR                                     39,704
                                                        --------------------

France: 7.1%
             400    Alcatel ADR                                      2,844
           1,500    Suez ADR                                        40,200
             770    Total Fina Elf S.A. ADR                         62,293
                                                        --------------------
                                                        --------------------
                                                                   105,337
                                                        --------------------

Germany: 6.1%
             550    BASF AG ADR                                     25,575
           2,670    Deutsche Telekom AG ADR                         24,858
             800    Linde AG                                        40,691
                                                        --------------------
                                                                    91,124
                                                        --------------------

Italy: 2.9%
          56,000    Finmeccanica SpA                                42,477
                                                        --------------------

Japan: 19.8%
           7,000    77 Bank Ltd.                                    27,566
             150    KAO Corp.                                       34,541
           2,500    Komatsu Ltd ADR                                 35,793
           2,700    Matsushita Electric Industrial ADR              37,341
           5,800    Mitsubishi Tokyo Financial ADR                  39,440
           4,300    NEC Corp. ADR                                   29,885
             200    ROHM Company                                    29,852
               6    UFJ Holdings, Inc.                              14,517
           4,000    UNY Co Ltd.                                     45,320
                                                        --------------------
                                                                   294,255
                                                        --------------------
MW Capital Management Funds
Metropolitan West Capital International Value Fund
SCHEDULE OF INVESTMENTS BY COUNTRY
at June 30, 2002 - (Continued)

      Shares                                                   Value
----------------------------------------------------------------------------

Mexico: 2.2%
           1,000    Telefones de Mexico ADR                        $32,080
                                                        --------------------

Netherlands: 10.6%
           1,500    Fortis                                          31,970
           1,826    ING Groep N.V. ADR                              46,435
           2,800    KLM Royal Dutch Air                             33,880
           2,177    Koninklijke Ahold N.V.  ADR                     45,717
                                                        --------------------
                                                                   158,002
                                                        --------------------

Norway: 2.9%
           8,000    DNB Holding ASA                                 43,602
                                                        --------------------

South Korea: 2.6%
           1,400    Posco ADR                                       38,178
                                                        --------------------

Spain: 5.4%
           3,600    Banco Bilbao Vizcaya ADR                        40,212
           2,700    Iberdrola                                       39,333
                                                        --------------------
                                                                    79,545
                                                        --------------------

Switzerland: 8.2%
           1,400    Alcon, Inc.*                                    47,950
             900    Nestle S.A. ADR                                 52,464
             900    STMicroelectrics ADR                            21,897
                                                        --------------------
                                                                   122,311
                                                        --------------------

United Kingdom: 20.9%
           1,000    Astrazeneca Plc ADR                             41,000
           8,500    BAE Systems Plc                                 43,407
           1,400    BOC Group Plc ADR                               44,240
             900    BP Plc                                          45,441
           2,540    Reckitt Benckiser Plc                           45,574
           1,768    Royal Bank of Scotland ADR                      50,117
           1,742    Royal Bank of Scotland VAL Shs.                  2,151
           2,800    Vodafone Group Plc ADR                          38,220
                                                        --------------------
                                                                   310,150
                                                        --------------------

TOTAL COMMON STOCKS
      (cost $1,461,467)                                         $1,437,056
                                                        --------------------
MW Capital Management Funds
Metropolitan West Capital International Value Fund
SCHEDULE OF INVESTMENTS BY COUNTRY
at June 30, 2002 - (Continued)

      Principal Amount                                         Value
----------------------------------------------------------------------------

SHORT-TERM INVESTMENT: 8.5%
      $125,905      Bank of New York Cash Reserve                 $125,905
                                                        --------------------
                    (cost $125,905)

TOTAL INVESTMENT IN SECURITIES
           (cost $1,587,372): 105.3%                             1,562,961
      Liabilities in excess of Other Assets: (5.3%)                (77,939)
                                                        --------------------

NET ASSETS: 100.0%                                              $1,485,022
                                                        ====================


* Non-income producing security.




MW Capital Management Funds
Metropolitan West Capital International Value Fund
SCHEDULE OF INVESTMENTS BY INDUSTRY at June 30, 2002

                                                            % of
Industry                                                 Net Assets
------------------------------------------------------------------------

Banks                                                             16.8%
Telecommunications                                                 9.3%
Oil & Gas                                                          7.3%
Food                                                               6.6%
Aerospace/Defense                                                  5.8%
Chemicals                                                          4.7%
Semiconductors                                                     3.5%
Healthcare-Products                                                3.2%
Insurance                                                          3.1%
Household Products/Wares                                           3.1%
Retail                                                             3.1%
Auto Parts & Equipment                                             2.8%
Pharmaceuticals                                                    2.8%
Engineering & Construction                                         2.7%
Water                                                              2.7%
Electric                                                           2.6%
Media                                                              2.6%
Iron / Steel                                                       2.6%
Home Furnishings                                                   2.5%
Machinery - Constructions & Mining                                 2.4%
Cosmetics / Personal Care                                          2.3%
Airlines                                                           2.3%
Electronics                                                        2.0%
                                                        ----------------

Total Common Stocks                                               96.8%
Short-Term Investment                                              8.5%
                                                        ----------------

Total Investment in Securities                                   105.3%
Liabilities in excess of Other Assets                             (5.3%)
                                                        ----------------

NET ASSETS                                                       100.0%
                                                        ================


See accompanying Notes to Financial Statements.


MW Capital Magement Funds
STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2002


                                                                    Intrinsic Value        International
                                                                      Equity Fund            Value Fund
-----------------------------------------------------------------------------------------------------------

 ASSETS
   Investments in securities, at value (cost $2,016,126
      and  $1,587,372, respectively)                                       $1,960,631           $1,562,961
   Receivables:
      Securities sold                                                          17,256               22,288
      Fund shares sold                                                         55,000                    -
      Dividends and interest                                                    1,304                2,775
      Due from Advisor                                                         16,001               10,162
   Prepaid Expenses                                                            15,345               11,905
                                                                 ---------------------   ------------------
         Total assets                                                       2,065,537            1,610,091
                                                                 ---------------------   ------------------

 LIABILITIES
   Payable for securities purchased                                           410,096               82,875
   Accrued expenses                                                            38,345               42,194
                                                                 ---------------------   ------------------
         Total liabilities                                                    448,441              125,069
                                                                 ---------------------   ------------------

 NET ASSETS                                                                $1,617,096           $1,485,022
                                                                 =====================   ==================

    Number of shares issued and outstanding
       (unlimited number of shares authorized, without par value)             172,761              154,006
                                                                 =====================   ==================

 Net asset value, offering and redemption price per share                       $9.36                $9.64
                                                                 =====================   ==================

 COMPONENTS OF NET ASSETS
   Paid-in capital                                                         $1,694,535           $1,534,340
   Undistributed net investment income                                          2,693                9,024
   Accumulated net realized loss on investments                               (24,637)             (33,931)
   Net unrealized depreciation on investments                                 (55,495)             (24,411)
                                                                 ---------------------   ------------------
        Net assets                                                         $1,617,096           $1,485,022
                                                                 =====================   ==================

See accompanying Notes to Financial Statements.


MW Capital Management Funds
STATEMENTS OF OPERATIONS For the Period Ended June 30, 2002

                                                                  Intrinsic Value          International
                                                                   Equity Fund*             Value Fund*
-----------------------------------------------------------------------------------------------------------

 INVESTMENT INCOME
 Income
      Dividend income                                                        $8,359                $17,541
      Interest                                                                  338                    307
                                                                 -------------------    -------------------
 Total income                                                                 8,697                 17,848

 Expenses
      Advisory fees                                                           4,729                  6,848
      Administration fees                                                    14,959                 22,438
      Fund accounting fees                                                   15,956                 21,441
      Transfer agent fees                                                    13,366                  9,468
      Audit fees                                                             10,436                 10,436
      Registration expense                                                    9,067                 12,445
      Legal fees                                                              5,984                  7,480
      Reports to shareholder                                                  4,488                  4,488
      Custodian fees                                                          2,493                    586
      Director fees                                                           1,995                  2,995
      Insurance expense                                                       3,353                  3,424
      Miscellaneous expenses                                                  1,496                  1,496
      Organization expenses                                                  25,375                 25,375
                                                                 -------------------    -------------------
          Total expenses                                                    113,697                128,920
          Less:  Fees waived and expenses absorbed                         (107,693)              (120,096)
                                                                 -------------------    -------------------
          Net expenses                                                        6,004                  8,824
                                                                 -------------------    -------------------
                Net investment income                                         2,693                  9,024
                                                                 -------------------    -------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT IN SECURITIES
Net realized loss from investment security transactions                     (24,637)               (33,752)
Net realized loss on foreign currency                                             -                   (179)
Net change in unrealized depreciation on investments in
         securities                                                         (55,495)               (24,411)
                                                                 -------------------    -------------------
         Net realized and unrealized loss on investments
         in securities                                                      (80,132)               (58,342)
                                                                 -------------------    -------------------

            Net decrease in net assets resulting
                  from operations                                          ($77,439)              ($49,318)
                                                                 ===================    ===================


* From commencement of operations on December 28, 2001.

See accompanying Notes to Financial Statments.




* From commencement of operations on December 28, 2001.

See accompanying Notes to Financial Statements.


MW Capital Management Funds
Metropolitan West Capital Intrinsic Value Equity Fund
STATEMENT OF CHANGES IN NET ASSETS


                                                                          Period Ended
                                                                         June 30, 2002*
----------------------------------------------------------------------------------------------
 INCREASE (DECREASE) IN NET
 ASSETS FROM:

 OPERATIONS
    Net investment income                                                              $2,693
    Net realized loss from investments                                                (24,637)
    Net unrealized depreciation on investments                                        (55,495)
                                                                    --------------------------
       Net decrease in net assets resulting from operations                           (77,439)
                                                                    --------------------------

 CAPITAL SHARE TRANSACTIONS
    Net increase in net assets derived
        from net change in outstanding shares (a)                                   1,694,535
                                                                    --------------------------

              Total increase in net assets                                          1,617,096
                                                                    --------------------------

 NET ASSETS
    Beginning of period                                                                     -
                                                                    --------------------------
    End of period                                                                  $1,617,096
                                                                    ==========================

 (a) A summary of capital share transactions is as follows:

                                                   Period Ended
                                                  June 30, 2002*
                               -------------------------------------------------
                                     Shares                      Value
                               ---------------------   -------------------------
 Shares sold                                172,761                   $1,694,535
 Shares issued on reinvestment
 of distribution                                  -                            -
 Shares redeemed                                  -                            -
                               ---------------------   -------------------------
 Net increase                               172,761                   $1,694,535
                               =====================   =========================


* From commencement of operations on December 28, 2001.

See accompanying Notes to Financial Statements.

MW Capital Management Funds
Metropolitan West Capital International Value Fund
STATEMENT OF CHANGES IN NET ASSETS


                                                                Period Ended
                                                               June 30, 2002*
--------------------------------------------------------------------------------
 INCREASE (DECREASE) IN NET
 ASSETS FROM:

 OPERATIONS
    Net investment income                                               $9,024
    Net realized loss from investments                                 (33,752)
    Net realized loss on foreign currency                                 (179)
    Net unrealized depreciation on investments                         (24,411)
                                                             ------------------
       Net decrease in net assets resulting from operations            (49,318)
                                                             ------------------

 CAPITAL SHARE TRANSACTIONS
    Net increase in net assets derived from
        net change in outstanding shares (a)                         1,534,340
                                                             ------------------

              Total increase in net assets                           1,485,022

 NET ASSETS
    Beginning of period                                                      -
                                                             ------------------
    End of period                                                   $1,485,022
                                                             ==================

 (a) A summary of capital share transactions is as follows:

                                               Period Ended
                                              June 30, 2002*
                               -------------------------------------------------
                                    Shares                      Value
                               --------------------   --------------------------
 Shares sold                               158,280                   $1,577,340
 Shares issued on reinvestment
 of distributions                                -                            -
 Shares redeemed                            (4,274)                     (43,000)
                               --------------------   --------------------------
 Net increase                              154,006                   $1,534,340
                               ====================   ==========================


* From commencement of operations on December 28, 2001.

See accompanying Notes to Financial Statements.


MW Capital Management Funds
Metropolitan West Capital Intrinsic Value Equity Fund
FINANCIAL HIGHLIGHTS


 For a capital share outstanding thoughout each period.
                                                           Period Ended
                                                         June 30, 2002**
--------------------------------------------------------------------------------

 Net asset value, beginning of period                                $10.00
                                                        --------------------

 Income from investment operations:
    Net investment income                                              0.02
    Net realized and unrealized gain
       on investments                                                 (0.66)
                                                        --------------------

 Total from investment operations                                     (0.64)
                                                        --------------------

 Net asset value, end of period                                       $9.36
                                                        ====================

 Total return                                                        (6.40%) +

 Ratios/supplemental data:
 Net assets, end of period (millions)                                  $1.6

 Ratio of expenses to average net assets:
 Before fees waived and expenses absorbed                            18.89%  *
 After fees waived and expenses absorbed                              1.00%  *

 Ratio of net investment income to average
    net assets (after fees waived and
    expenses absorbed)                                                0.45%  *

 Portfolio turnover rate                                             20.67%  +


*Annualized.
+ Not annualized.
** From commencement of operations on December 28, 2001.

See accompanying Notes to Financial Statements.


MW Capital Management Funds
Metropolitan West Capital International Value Fund
FINANCIAL HIGHLIGHTS


 For a capital share outstanding thoughout each period.
                                                           Period Ended
                                                          June 30, 2002**
--------------------------------------------------------------------------------

 Net asset value, beginning of period                                 $10.00
                                                        ---------------------

 Income from investment operations:
    Net investment income                                               0.06
    Net realized and unrealized gain
       on investments                                                  (0.42)
                                                        ---------------------

 Total from investment operations                                      (0.36)
                                                        ---------------------

 Net asset value, end of period                                        $9.64
                                                        =====================

 Total return                                                         (3.60%) +

 Ratios/supplemental data:
 Net assets, end of period (millions)                                   $1.5

 Ratio of expenses to average net assets:
 Before fees waived and expenses absorbed                             18.42%  *
 After fees waived and expenses absorbed                               1.26%  *

 Ratio of net investment income to average
    net assets (after fees waived and
    expenses absorbed)                                                 1.29%  *

 Portfolio turnover rate                                              15.58%  +


*Annualized.
+ Not annualized.
** From commencement of operations on December 28, 2001.

See accompanying Notes to Financial Statements.

MW CAPITAL MANAGEMENT FUNDS
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


NOTE 1 - ORGANIZATION

     MW Capital Management Funds (the "Trust"), was organized on October 10, 2001 as a Delaware Business Trust and is authorized to issue shares of beneficial interest. The Trust is registered under the Investment Company Act of 1940, as an open-end management investment company comprised of two diversified series; Metropolitan West Capital Intrinsic Value Equity Fund and Metropolitan West Capital International Value Fund (the "Funds").

     Each of the Funds investment objective is to seek long-term capital appreciation. The Funds seek to achieve this objective by identifying stocks of high-quality, profitable businesses selling at a discount to what it regards as their "intrinsic" values. The Metropolitan West Capital Intrinsic Value Equity Fund expects to emphasize investments in domestic companies, but will also invest in stocks of foreign companies predominantly American Depository Receipts traded in the United States. The Metropolitan West Capital International Value Fund will invest in a diversified group of developed countries, but may also invest in companies in emerging markets or underdeveloped countries.


NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Security Valuation. Investments in securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading. Securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the mean between the closing bid and asked prices. Securities for which market prices are not readily available are valued at fair values as determined in good faith by the Board of Trustees. There were no such securities held during the period ending June 30, 2002.

     B. Federal Income Taxes. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Accordingly, no provisions for federal income taxes are required.

     C.  Security  Transactions,  Dividend  Income  and  Distribution.  Security
     transactions  are  accounted  for  on  trade  date.   Dividend  income  and
     distributions to shareholders are recorded on the ex-dividend date.

     D. Organization Expenses. In accordance with Statement of Position 98-5, Reporting of the Costs of Start-Up Activities, organizational costs for the Trust were expensed. These organizational expenses include administration, legal and audit fees and are based on estimates. Actual costs could differ from these estimates. The Investment Adviser has agreed to reimburse the Trust for such costs, in accordance with the Operating Expenses Agreement. Such reimbursements are subject to the expense recapture provision of the Investment Adviser Agreement, which allows the Investment Adviser to recapture certain reimbursed expenses in the future.

     E. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3 - NON-U.S. INVESTMENTS

     Investment risk - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of securities markets.

     Taxation - Dividend and interest income is recorded net on non-U.S. taxes paid. Losses realized by the Funds on the sale of securities in certain countries are subject to non-U.S. taxes.

NOTE 4 - FEES AND TRANSACTIONS WITH RELATED PARTIES

     The Trust has entered into an investment management agreement with Metropolitan West Capital Management, LLC, (the "Investment Adviser"). Under the terms of the agreement, the Funds will pay a fee equal to the following annual percentages of average net assets:

     ------------------------------------------------------ -----------------

     Metropolitan West Capital Intrinsic Value Equity Fund        0.80%

     Metropolitan West Capital International Value Fund           1.00%
     ------------------------------------------------------ -----------------

     Although not required to do so, the Investment Adviser has agreed to reimburse each Fund to the extent necessary so that its ratio of operating expenses to average net assets will not exceed the following levels. Overall operating expense for each Fund will not fall below the following levels until the Investment Adviser has been fully reimbursed for fees foregone and expenses paid by the Investment Adviser under this agreement:

     ------------------------------------------------------ -----------------

     Metropolitan West Capital Intrinsic Value Equity Fund        0.80%
     ------------------------------------------------------ -----------------

     Metropolitan West Capital International Value Fund           1.00%
     ------------------------------------------------------ -----------------

     Prior to May 13, 2002, the expense cap for Intrinsic  Value Equity Fund and
     International  Value  Fund  were  1.10%  and  1.40%,  respectively.   These
     percentages are based on the daily average net assets of the Funds.

     Fees waived and expenses absorbed by the Adviser for the period ended June 30, 2002 were as follows:

                                     Fees Waived          Expenses Absorbed
                                     -----------          -----------------
     Intrinsic Value Equity Fund        $4,729                 $102,964
     International Value Fund            6,848                  113,248


     The Trust has adopted a 12b-1 plan but has not yet charged any fees under the plan. Fees charged under the 12b-1 plan are not subject to the aforementioned operating expense limitation.

     U.S. Bancorp Fund Services, LLC is the Administrator to the Funds pursuant to a fund administration servicing agreement. Each Fund will pay the Administrator an annual fee equal to 0.07% of the first $200 million of average daily net assets, 0.06% of the next $500 million, and 0.04% of assets over $700 million, payable monthly and subject to a minimum annual fee of $30,000 for Intrinsic Value Equity Fund and $45,000 for International Value Fund. U.S. Bancorp Fund Services, LLC also serves as the Transfer Agent. Fees charged for these services are based on the number of shareholder accounts and activity. The annual minimum fees are $24,000 for Intrinsic Value Equity Fund and $15,000 for International Value Fund. U.S. Bancorp Fund Services, LLC also serves as the Fund Accountant for Intrinsic Value Equity and International Value Funds.

     Quasar Distributors, LLC serves as the Distributor to the Funds pursuant to a Distribution Agreement. The Distribution fees to be paid will be an annual amount of the greater of 0.01% of the Fund's average daily net assets or a minimum fee of $15,000 for the first year, $15,000 for the second year and $18,000 for each year thereafter on the first fund and $3,000 for each additional fund. In accordance with the Distribution Agreement, if the Adviser determines that Rule 12b-1 fees shall not be used to pay the Distributor, the Adviser will be responsible for the payments to the Distributor.

     The Trust's expenses for distribution will be allocated between the Funds based on average daily net assets.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

     The aggregate cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, for the period ended June 30, 2002 were as follows:

                                              Purchases             Sales
                                          ------------------    ---------------
     Intrinsic Value Equity Fund            $1,790,572           $214,740
     International Value Fund                1,701,797            208,670


NOTE 6 - IN KIND CONTRIBUTION

     For the period June 30, 2002, certain shareholders of the International Value Fund purchased Fund shares through nontaxable in-kind contributions of securities with a market value totaling $1,562,961 (including contributed unrealized loss of $67,645). These securities were deemed to be in accordance with the investment objective of the Fund.

NOTE 7 - DISTRIBUTIONS

     Distributions are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of securities within 30 days of purchase; unrealized depreciation of certain investments transferred in kind as noted in Note 6 and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds. As of June 30, 2002, the accumulated deficit on a tax basis were as follows:


                                                      Intrinsic Value        International
                                                        Equity Fund            Value Fund
                                                      ----------------       ---------------
     Cost of investments for tax purposes                 $2,016,126           $1,655,017
                                                          ----------           ----------
     Gross tax unrealized appreciation                        66,060              163,672

     Gross tax unrealized depreciation                     (121,555)            (255,728)
                                                         ------------      ---------------
     Net tax unrealized depreciation on investments        ($55,495)            ($92,056)
                                                         ============      ===============

MW CAPITAL MANAGEMENT FUNDS
NOTES TO FINANCIAL STATEMENTS - (Continued)

NOTE 8 - TRUSTEE AND OFFICER INFORMATION

Background information for the Trustees and Officers of the Trust is presented below. The SAI includes additional information about the Trustees and is available, without charge, by calling 1-800-984-1504.


-------------------------- ----------- --------------- -------------------------------------- -------------- -------------------
                                                                                              # of
                                                                                              Portfolios in
                           Position(s) Term of Office                                         Fund Complex   Other
                           Held with   and Length of   Principal Occupation During Past Five  Overseen by    Directorships
Name, Address and Age      the Trust   Time Served     Years                                  Trustee        Held by Trustee
-------------------------- ----------- --------------- -------------------------------------- -------------- -------------------
*Steven M. Borowski, 44    Vice        Indefinite Term Managing Director of Metropolitan West       2        Director, Orange
610 Newport Center         President   Began Term      Capital Management, LLC (10/99 -                      County Youth
Suite 1000                 and Trustee November 29,    present) and previously of                            Sports Foundation
Newport Beach, CA 92660                2001            Metropolitan West Capital Management,                 (06/98 - present)
                                                       operating as a division of
                                                       Metropolitan West Securities, Inc.
                                                       (8/97 - 3/00); Managing Director,
                                                       Palley-Needelman Asset Management,
                                                       Inc. (4/86 - 8/97).
-------------------------- ----------- --------------- -------------------------------------- -------------- -------------------
*Gary W. Lisenbee, 54      President,  Indefinite Term President & Portfolio Manager,               2        Director, Mission
610 Newport Center         Trustee and Began Term      Metropolitan West Capital Management,                 Hospital (1998 -
Suite 1000                 Chairperson October 10,     LLC (10/99 - present); President &                    11/2001)
Newport Beach, CA 92660                2001            Portfolio Manager, Metropolitan West
                                                       Capital Management, operating as a
                                                       division of Metropolitan West
                                                       Securities, Inc. (8/97 - 3/00); Equity
                                                       Portfolio Manager of Metropolitan West
                                                       Securities, Inc. (1997 - present);
                                                       Principal and Senior Portfolio
                                                       Manager, Palley-Needelman Asset
                                                       Management, Inc. (5/92 - 8/97).
-------------------------- ----------- --------------- -------------------------------------- -------------- -------------------

George W. Jeffries, 70     Independent Indefinite Term Consultant, Scudder Stevens & Clark          2        Board Member, CA
GW Jeffries & Assoc., Inc. Trustee     Began Term      (1/96 - 10/97); Member, C.A. Debt &                   Local Agency
14261 Galy Street                      November 29,    Investment Tech. Adv. Comm. (1/96 -                   Investment Fund
Tustin, CA  92780-2306                 2001            1/99); Treasurer, Tustin City (2/96 -                 (9/96 - 6/99);
                                                       present); Member, Wycliffe Bible                      Trustee & Board
                                                       Translators, Investment Committee,                    Chairman, Orange
                                                       (5/96 - present); Consultant, Impac                   County Employees
                                                       General--Forensic Investigations,                      Retirement Fund
                                                       Investment Consultant                                 (9/98 to present)
-------------------------- ----------- --------------- -------------------------------------- -------------- -------------------
Barry P. O'Neil, 53        Independent Indefinite Term National Sales Manager, William Blair        2        Not Applicable
610 Newport Center         Trustee     Began Term      & Co., LLC, an investment management
Suite 1000                             November 29,    firm (4/00 - 10/01); Senior Vice
Newport Beach, CA 92660                2001            President & National Sales Manager,
                                                       Palley-Needelman Asset Management, an
                                                       investment management firm
                                                       (10/98 - 3/00); Partner & Director &
                                                       National Sales Manager, Brandes
                                                       Investment Partners, LLC, an
                                                       investment management firm (01/91 -
                                                       09/98).
-------------------------- ----------- --------------- -------------------------------------- --------------- -------------------



MW CAPITAL MANAGEMENT FUNDS
NOTES TO FINANCIAL STATEMENTS - (Continued)

-------------------------- ----------- --------------- ------------------------------ -------------- -------------------
                                                                                      # of
                                                                                      Portfolios
                                                                                      in Fund
                           Position(s) Term of Office  Principal Occupation During    Complex        Other
                           Held with   and Length of                                  Overseen by    Directorships
Name, Address and Age      the Trust   Time Served     Past Five Years                Trustee        Held by Trustee
-------------------------- ----------- --------------- ------------------------------ -------------- -------------------
Matthew Fong, 48           Independent Indefinite Term Counsel to Sheppard, Mullin,         2        Vialta, Inc.;
13191 CrossRoads Parkway   Trustee     Began Term      Richter & Hamilton (1/99 -                    Pepperdine
North, #285                            July 24, 2002   present); Principal to                        University; The
City of Industry, CA 91746                             Strategic Advisory Group                      Rand Corp.; TCW -
                                                       (1/99 - present); Treasurer                   Galileo and
                                                       of the State of California                    Convertible
                                                       (1/95 - 1/99).                                Securities Funds;
                                                                                                     American National
                                                                                                     Financial, Inc.;
                                                                                                     Leadership
                                                                                                     America
                                                                                                     Foundation;
                                                                                                     Toffler
                                                                                                     Associates;
                                                                                                     Medical Resource
                                                                                                     Management, Inc.;
                                                                                                     Committee of 100;
                                                                                                     Los Angeles
                                                                                                     County Boy
                                                                                                     Scouts; Calwave,
                                                                                                     Inc.
-------------------------- ----------- --------------- ------------------------------ -------------- -------------------
Howard R. Gleicher, 42     Treasurer   Indefinite Term CEO & Chief Investment               2        Not Applicable
610 Newport Center                     Began Term      Officer of Metropolitan West
Suite 1000                             November 29,    Capital Management, LLC
Newport Beach, CA 92660                2001            (10/99 - present); CEO &
                                                       Chief Investment Officer,
                                                       Metropolitan West Capital
                                                       Management, operating as a
                                                       division of Metropolitan
                                                       West Securities, Inc. (8/97
                                                       - 3/00); Equity Portfolio
                                                       Manager, Metropolitan West
                                                       Securities, Inc. (8/97 -
                                                       present; Principal,
                                                       Palley-Needelman Asset
                                                       Management, Inc. (10/88 -
                                                       8/97).
-------------------------- ----------- --------------- ------------------------------ -------------- -------------------
Harold Singleton III, 40   Secretary   Indefinite Term Senior Vice                          2        Not Applicable
610 Newport Center                     Began Term      President-Investment Analyst
Suite 1000                             November 29,    of Metropolitan West Capital
Newport Beach, CA 92660                2001            Management, LLC (9/00 -
                                                       present); Partner-Senior
                                                       Investment Analyst, Brinson
                                                       Partners, Inc. (12/96 -
                                                       9/00); Senior Portfolio
                                                       Manager, Third Bank of NW
                                                       Ohio (9/95 - 11/96)
-------------------------- ----------- --------------- ------------------------------ -------------- -------------------

* Denotes Trustees who are "interested persons" of the Trust under the 1940 Act.

--------------------------------------------------------------------------------


REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of MW Capital Management Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of MW Capital Management Funds, comprising the Metropolitan West Capital Intrinsic Value Equity Fund and the Metropolitan West Capital International Value Fund (the "Funds"), as of June 30, 2002, and the
related statements of operations, changes in net assets, and financial highlights for the period from December 28, 2001 (commencement of operations) to June 30, 2002. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at June 30, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Metropolitan West Capital Intrinsic Value Equity Fund and the Metropolitan West Capital International Value Fund as of June 30, 2002, and the results of their operations, the changes in their net assets, and the financial highlights for the period from December 28, 2001 (commencement of operations) to June 30, 2002 in conformity with accounting principles generally accepted in the United States of America.



DELOITTE & TOUCHE LLP
Los Angeles, California
August 16, 2002


                                     Adviser
                    METROPOLITAN WEST CAPITAL MANAGEMENT, LLC
                      610 Newport Center Drive, Suite 1000
                             Newport Beach, CA 92660


                                   Distributor
                            QUASAR DISTRIBUTORS, LLC
                            615 East Michigan Street
                               Milwaukee, WI 53202


                                   Custodians
                                 U.S. BANK, N.A.
                                425 Walnut Street
                              Cincinnati, OH 45202

                                BANK OF NEW YORK
                                 One Wall Street
                               New York, NY 10286


                                 Transfer Agent
                         U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                               Milwaukee, WI 53202
                                 (800) 984-1504


                                    Auditors
                              DELOITTE & TOUCHE LLP
                        350 South Grand Avenue, Suite 200
                              Los Angeles, CA 90071


                                  Legal Counsel
                      PAUL, HASTINGS, JANOFSKY & WALKER LLP
                          55 Second Street, 24th Floor
                          San Francisco, CA 94105-3441

--------------------------------------------------------------------------------

This report is intended for the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Due to market volatility fund performance may fluctuate substantially over short-term and current performance may differ from that shown. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.